UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2010

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In 2008, Consumers Energy Company ("Consumers Energy") filed a request with the Michigan Public Service Commission ("MPSC") for recovery of $44.1 million of costs incurred in decommissioning the Big Rock Nuclear Power Plant that were in excess of the funds collected from customers and held in the Big Rock decommissioning trusts. The MPSC Staff and other interveners filed testimony taking the position that Consumers Energy had already collected the funds necessary to decommission the Big Rock Nuclear Power Plant, recommending denial of recovery of the $44.1 million, and further recommending refunds of amounts ranging from $49 million to in excess of $100 million. The principal issue giving rise to the dispute concerned whether certain revenues collected during the statutory rate freeze in effect from 2001-2003 should have been deposited in the decommissioning trusts. On February 8, 2010, the MPSC issued an order finding that no additional recovery of decommissioning costs by Consumers Energy was appropriate and ordering a refund of an amount the MPSC estimated at $86 million. The MPSC found that Consumers Energy had been obligated to continue to deposit the funds received under the surcharge into the trust fund during the rate freeze period. The MPSC directed Consumers Energy to, within 30 days of the order, file a computation of the revenues collected in excess of the decommissioning costs, plus interest, and to compute a surcharge that will return this amount to customers over a period not to exceed 18 months. Consumers Energy will record the effects of the $86 million refund, and the writedown of a $44.1 million regulatory asset for the unrecovered decommissioning funds, in 2009 results.

For more information and to obtain a copy of the order please visit the MPSC’s website at: http://efile.mpsc.state.mi.us/efile/viewcase.php?casenum=15611.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “MANAGEMENT’S DISCUSSION AND ANALYSIS—FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2008 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2009, June 30, 2009, and September 30, 2009. CMS Energy’s and Consumers Energy’s “MANAGEMENT’S DISCUSSION AND ANALYSIS—FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

February 10, 2010	By:	/s/ Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

February 10, 2010	By:	/s/ Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer